SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 26, 2003

Buffalo Wild Wings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-24743	31-1455913
(Commission File Number)	(I.R.S. Employer Identification Number)

1600 Utica Avenue South, Suite 700

Minneapolis, Minnesota 55416

(Address of Principal Executive Offices) (Zip Code)

952-593-9943

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On November 26, 2003, Buffalo Wild Wings, Inc. issued a press release to announce the underwriters’ exercise of an over-allotment option to purchase an additional 450,000 shares at $17.00 per share. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

Exhibit 99    Press release dated November 26, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2003

BUFFALO WILD WINGS, INC.

By	/s/ James M. Schmidt
James M. Schmidt, Senior Vice
President, General Counsel and Secretary

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

BUFFALO WILD WINGS, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
November 26, 2003	000-24743

BUFFALO WILD WINGS, INC.

EXHIBIT NO.	ITEM

99	Press Release dated November 26, 2003